GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

GENWORTH FINANCIAL CONTRA FUND

Supplement dated October 2, 2006 to the
Prospectus dated February 1, 2006

Change of Fund Status to a Non-Diversified Fund

Subject to the approval of the shareholders of the Fund at a special shareholders’ meeting scheduled for October 20, 2006 (subject to adjournment to a later date), the Fund will be characterized as a non-diversified fund.

That change is believed to be appropriate for technical reasons related to the Fund’s investment in options, and is not expected to change the investment strategy of the Fund. Shareholders should be aware that, as a non-diversified fund, the Fund may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund invests a substantial portion of its assets in options that could be considered to be issued by the Options Clearing Corporation. Because the Fund is a non-diversified mutual fund, the value of an investment in the Fund may vary more in response to developments or changes in the market value affecting particular securities or instruments than will an investment in a diversified mutual fund investing in a greater number of securities and instruments.

The Fund is not expected to change its investment objective or investment strategies as a result of this change in status.

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

GENWORTH FINANCIAL CONTRA FUND

Supplement dated October 2, 2006 to the
Statement of Additional Information dated February 1, 2006

Change of Fund Status to a Non-Diversified Fund

Subject to the approval of the shareholders of the Fund at a special shareholders’ meeting scheduled for October 20, 2006 (subject to adjournment to a later date), the following fundamental investment limitations on page 13 of the Statement of Additional Information are hereby amended and replaced in their entirety as follows:

2. [The Fund may not] Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation shall not apply to the purchase of U.S. Government Securities or the purchase of options on securities indexes.

3. [Deleted and Reserved.]